Exhibit 10.2

SIXTH AMENDMENT TO LEASE

This Sixth Amendment to Lease (the “Sixth Amendment”) is made as of October 19,  2020 (“Execution Date”), by and between LS KING HARTWELL INNOVATION CAMPUS, LLC, a Delaware limited liability company, with an address c/o King Street Properties, 800 Boylston Street, Suite 1570, Boston, MA 02199 (“Landlord”), and T2 BIOSYSTEMS, INC., a Delaware corporation, with an address of 101 Hartwell Avenue, Lexington, MA 02421 (“Tenant”).

WITNESSETH

WHEREAS, Landlord, as successor-in-interest to King 101 Hartwell LLC, and Tenant entered into that certain Lease dated August 6, 2010, as amended by a First Amendment to Lease dated as of November [blank], 2011, a Second Amendment to Lease dated as of July 11, 2014, a Commencement Letter dated July 28, 2014 (agreed and accepted by Tenant on August 12, 2014), a Letter Agreement dated March 30, 2015, a Third Amendment to Lease dated as of May 11, 2015, a Fourth Amendment to Lease dated as of March 2, 2017 (the “Fourth Amendment”) and a Fifth Amendment to Lease dated as of November [blank], 2018 (collectively, the “Lease”), pursuant to which Landlord is leasing to Tenant approximately 33,635 rentable square feet (as more particularly described in the Lease, the “Premises”) of the building located at 101 Hartwell Avenue, Lexington, MA (the “Building”);

WHEREAS, Tenant desires to extend the Term of the Lease for an additional period; and WHEREAS, Landlord is willing to extend the Term of the lease for an additional period,

upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Recitals; Capitalized Terms. The foregoing recitals are hereby incorporated by reference. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them as set forth in the Lease.

2.

Extension of Term. The Term of the Lease is hereby extended for an additional term commencing as of January 1, 2022, and expiring as of December 31, 2028 (the “Third Additional Term”). The Third Additional Term shall be on all of the terms and conditions of the Lease immediately preceding the Third Additional Term, except as expressly set forth in this Sixth Amendment. Tenant hereby accepts the Premises in their "as is", "where is" condition on the Execution Date, with all faults, and without representations or warranties from Landlord of any kind whatsoever. Except for Landlord’s Sixth Amendment Contribution and, if applicable, Landlord’s Mid-Term Contribution (both as hereinafter defined), Tenant acknowledges and agrees that Landlord has no obligation to perform any work or to provide any other concession with respect to the Premises in connection with the extension of the Term for the Third Additional Term. The foregoing shall not limit any obligations of Landlord existing under the Lease including, without Limitation, Article 10 thereof.

Exhibit 10.2

3.	Third Additional Term Base Rent and Operating Costs and Taxes.

(a)	Base Rent for the Third Additional Term shall be paid in equal monthly installments in accordance with the following schedule in advance and otherwise in accordance with the terms of the Lease:

Time Period	Annual Base Rent	Monthly Installment
1/1/22-12/31/22:	$1,681,750.00	$140,145.83
1/1/23-12/31/23:	$1,732,202.50	$144,350.21
1/1/24-12/31/24:	$1,784,168.58	$148,680.71
1/1/25-12/31/25:	$1,837,693.63	$153,141.14
1/1/26-12/31/26:	$1,892,824.44	$157,735.37
1/1/27-12/31/27:	$1,949,609.17	$162,467.43
1/1/28-12/31/28:	$2,008,097.45	$167,341.45

(b)

Tenant shall continue to pay Tenant’s Share of Operating Costs and Tenant’s Share of Taxes during the Third Additional Term in accordance with Sections 5.2(f) and 5.3(c) of the Lease. Further, Tenant shall continue to pay all charges for electricity, gas, water and all other utilities and services furnished to the Premises and any equipment exclusively serving the Premises during the Third Additional Term in accordance with Sections 9.1, 9.2 and 9.3 of the Lease.

4.	Landlord’sSixthAmendmentContributionandLandlord’sMid-Term Contribution.

(a)

Landlord shall, subject to the provisions of this Section 4, contribute up to Five Hundred Four Thousand Five Hundred Twenty-Five and 00/100 Dollars ($504,525.00) (“Landlord’s Sixth Amendment Contribution”) towards the cost of the leasehold improvements that have been or will be installed by Tenant in the Premises (“Tenant’s Sixth Amendment Work”). Tenant shall be entitled to apply up to Two Hundred One Thousand Eight Hundred Ten and 00/100 Dollars ($201,810.00) of Landlord’s Sixth Amendment Contribution toward the Soft Costs (as hereinafter defined) incurred by Tenant in the performance of Tenant’s Sixth Amendment Work. “Soft Costs” shall be defined as any design, space planning, interior architect and engineering consultants fees and expenses, permitting fees, cost of furniture, fixtures and equipment and telephone and data cabling costs incurred by Tenant in connection with Tenant’s Sixth Amendment Work. In the event that Landlord’s Sixth Amendment Contribution shall not be sufficient to complete Tenant’s Sixth Amendment Work, Tenant shall pay the excess costs, prior to Landlord’s disbursing Landlord’s Sixth Amendment Contribution to Tenant. Tenant shall retain the general contractor, architect, engineer, and other consultants of its choice, subject to Landlord’s approval in accordance with Section 11.1 of the Lease.

(b)

Provided that Tenant satisfies the Contribution Conditions (as hereinafter defined), Landlord shall, subject to the provisions of this Section 4, contribute up to Five Hundred Four Thousand Five Hundred Twenty-Five and 00/100 Dollars ($504,525.00) (“Landlord’s Mid-Term Contribution”) soley towards the cost of hard construction costs

Exhibit 10.2

of HVAC improvements and replacements to be installed by Tenant in the Premises (“Tenant’s Additional Work”). In the event that Landlord’s Mid-Term Contribution shall not be sufficient to complete Tenant’s Additional Work, Tenant shall pay the excess costs, prior to Landlord’s disbursing Landlord’s Mid-Term Contribution to Tenant. Tenant shall retain the general contractor, architect, engineer, and other consultants of its choice, subject to Landlord’s approval in accordance with Section 11.1 of the Lease.

(c)

Landlord’s Mid-Term Contribution is subject to the following conditions, and, without limiting the foregoing, Landlord shall have no obligation to pay Landlord’s Mid-Term Contribution, or any portion thereof, if the following conditions (the “Contribution Conditions”) are not satisfied as of the date of any Requisition for such Mid-Term Contribution:

Tenant shall have (i) cash or cash equivalents available to fund Tenant’s operations for a minimum of eighteen (18) months (based on Tenant’s operating expenses during the third (3rd) Rent Year of the Additional Term), and (ii) a then-current market capitalization of at least Five Hundred Million Dollars ($500,000,000), in each case as evidenced by a written certification (in form and substance reasonably acceptable to Landlord) from Tenant's Chief Financial Officer, Treasurer or Controller to Landlord, to which certification shall be attached Tenant’s audited financial statements for the previous fiscal year or unaudited financials if audited financials are not prepared in the ordinary course of Tenant’s business.

(d)

Provided that Tenant is not in default of its obligations beyond applicable notice and cure periods under this Lease at the time that Tenant submits any Requisition (as hereinafter defined) on account of Landlord’s Sixth Amendment Contribution and/or Landlord’s Mid-Term Contribution, Landlord shall pay the cost of the work shown on each Requisition submitted by Tenant to Landlord within thirty (30) days of Landlord’s receipt thereof. If Landlord declines to pay any portion of Landlord’s Sixth Amendment Contribution and/or Landlord’s Mid-Term Contribution (if applicable) requested in any Requisition submitted by Tenant based upon Tenant’s default, Tenant shall, subject to the provisions of this Section 4, have the right, so long as the Lease is in full force and effect, and Tenant is in full compliance with its obligations under the Lease, to resubmit such Requisition after Tenant cures such default. For the purposes hereof, a “Requisition” shall mean written documentation showing in reasonable detail the costs of the improvements then installed by Tenant in the Premises. Each Requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous Requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant’s books and records relating to each Requisition in order to verify the amount thereof. Tenant shall submit Requisition(s) no more often than one (1) time per month.

(e)	Notwithstanding anything to the contrary herein contained:

(i)

Landlord shall have no obligation to advance funds on account of Landlord’s Sixth Amendment Contribution and/or Landlord’s Mid-Term Contribution (if applicable) unless and until Landlord has received the Requisition

Exhibit 10.2

in question, together with certifications from Tenant’s architect, certifying that the work shown on the Requisition has been performed in accordance with applicable law and in accordance with Tenant’s approved plans, and written lien waivers from Tenant’s contractor for work performed to date.

(ii)

Notwithstanding anything to the contrary herein contained, Landlord shall have no obligation to pay (i) Landlord’s Sixth Amendment Contribution in respect of any Requisition submitted prior to the Execution Date or after December 31, 2022, or (ii) subject to Section 4(c) above, Landlord’s Mid- Term Contribution, if applicable, in respect of any Requisition submitted prior to the Mid-Term Date (as hereinafter defined) or after the date that is one (1) year immediately following the Mid-Term Date. For the purposes hereof, “Mid-Term Date” shall mean the date that is the earlier to occur of: (x) the date on which Guardian Therapeutics, Inc., (“Guardian”) vacates the space presently leased to Guardian (i.e., the space which contains 7,700 rentable square feet on the first (1st) floor of the Building) (referred to herein as the “Guardian Premises”), and Landlord and Tenant enter into a lease agreement for the Guardian Premises and possession of the Guardian Premises are delivered to Tenant; and (y) February 1, 2025.

(iii)	Tenant shall not be entitled to any unused portion of Landlord’s Sixth Amendment Contribution and/or Landlord’s Mid-Term Contribution (if applicable).

(f)

Except for Landlord’s Sixth Amendment Contribution and Landlord’s Mid- Term Contribution (if applicable), Tenant shall bear all other costs of Tenant’s Sixth Amendment Work and Tenant’s Additional Work. Landlord shall have no liability or responsibility for any claim, injury or damage alleged to have been caused by the particular materials, whether building standard or non-building standard, selected by Tenant in connection with Tenant’s Sixth Amendment Work and/or Tenant’s Additional Work.

(g)

Tenant’s Sixth Amendment Work and Tenant’s Additional Work shall be performed in accordance with Article 11 of the Lease. Landlord shall not charge a construction management fee, coordination fee, supervisory fee and/or other similar fees in connection with Tenant’s Sixth Amendment Work, Tenant’s Additional Work and/or Alterations in or to the Premises made by Tenant. Further, during the Term, Landlord shall not charge Tenant or Tenant’s contractors, subcontractors, architects, engineers or consultants for the use of any elevators or restrooms located in the Building, any loading facilities serving the Premises, or any parking areas serving the Building.

5.

Extension Term. Tenant shall have the right to extend the Term of the Lease for one (1) additional term of five (5) years. Said extension right shall be upon all of the terms and conditions set forth in Section 1.2 of the Lease, except that:

(a)	the first (1st) two (2) sentences of said Section 1.2 of the Lease, as amended by Section 5 of the Fourth Amendment, are hereby deleted and the following is substituted in their place:

Exhibit 10.2

“(a) Provided (i) Tenant, an Affiliated Entity (hereinafter defined) and/or a Successor (hereinafter defined) is/are then occupying at least seventy percent (70%) of the Premises; and (ii) no Event of Default nor an event which, with the passage of time and/or the giving of notice would constitute an Event of Default has occurred (1) as of the date of the Extension Notice (hereinafter defined), and (2) at the commencement of the applicable Extension Term (hereinafter defined), Tenant shall have the option to extend the Term for one (1) additional term of five (5) years (the “Extension Term”), commencing as of January 1, 2029, and expiring as of December 31, 2033. Tenant must exercise such option to extend by giving Landlord written notice (the “Extension Notice”) on or before December 31, 2027, time being of the essence.”; and

(b)	the phrase “Lexington/Bedford area” appearing in Section 1.2(b) of the Lease is hereby deleted and replaced with the phrase “Lexington/Waltham submarket”.

6.	Right of First Offer.

The one-time right of first offer set forth in Section 8 of the Lease, as amended by Section 6 of the Fourth Amendment, shall continue to be in full force and effect in accordance with the terms and conditions set forth in said Section 8 of the Lease, as amended by said Section 6 of the Fourth Amendment; provided, however, that Section 8 of the Lease is hereby amended as follows:

(a)

The following is hereby inserted at the end of said Section 8: “The right of first offer granted to Tenant shall be superior to Guardian’s right to extend or renew the term of its lease of the Guardian Premises past October 31, 2025, and, provided that Tenant satisfies the conditions contained in this Section 8, Landlord shall deliver a ROFO Notice to Tenant prior to entering into any agreement to extend the term of the lease to Guardian for the Guardian Premises past October 31, 2025.”

(b)

Clause (ii) of Section 8.1 is hereby deleted through the words “(20,000) rentable square feet in the Building” and is replaced with the following: “Tenant is in occupancy of one hundred percent (100%) of the Premises”.

7.

Security Deposit. Reference is made to the fact that Landlord is currently holding a Security Deposit in the amount of One Hundred Sixty Thousand and 00/100 Dollars ($160,000.00) (the “Existing LC Amount”) in the form of a letter of credit (the “Existing Letter of Credit”) pursuant to the provisions of Article 7 of the Lease. Notwithstanding the foregoing, concurrently with the execution of this Sixth Amendment, Tenant shall deliver to Landlord, as additional security for Tenant’s performance of all its Lease obligations, either (x) an amendment to the Existing Letter of Credit (“LC Amendment”), in form and substance reasonably acceptable to Landlord, increasing the amount thereof to Four Hundred Twenty Thousand Four Hundred Thirty-Seven and 50/100 Dollars ($420,437.50) (the “Total LC Amount”) (i.e., the Existing LC Amount plus $260,437.50), or (y) a replacement Letter of Credit (the “Replacement Letter of Credit”) in the amount of the Total LC Amount, substantially in the form attached hereto as Exhibit A, satisfying the requirements of this Section 7 and Article 7 of the Lease. If Tenant

Exhibit 10.2

delivers to Landlord a Replacement Letter of Credit satisfying the foregoing requirements, as aforesaid, then Landlord shall return the Existing Letter of Credit within ten (10) business days after Landlord receives such Replacement Letter of Credit from Tenant.

8.

SNDA. Subject to the provisions of Section 22.1 of the Lease, Landlord shall use commercially reasonable efforts to cause any future Mortgagee to deliver to Tenant a Non- disturbance Agreement on the standard form used by the holder of the Mortgage in question, with such commercially reasonable modifications as may be requested by Tenant.

9.	Inapplicable Lease Provisions.

Article 3 of the Lease (Condition of Premises Construction), Exhibit 3 to the Lease (Landlord’s Work) and Exhibit 3(A) to the Lease (Exterior Work) shall have no applicability with respect to this Sixth Amendment.

10.

Ratification. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and in full force and effect throughout the balance of the Term, as extended hereby. From and after the date hereof, all references to the "Lease" shall mean the Lease as amended hereby. Additionally, Landlord and Tenant each confirms and ratifies that, as of the date hereof and to its actual knowledge, (a) the Lease is and remains in good standing and in full force and effect, and (b) neither party has any claims, counterclaims, set-offs or defenses against the other party arising out of the Lease or the Premises or in any way relating thereto or arising out of any other transaction between Landlord and Tenant. The submission of drafts of this document for examination and negotiation does not constitute an offer, or a reservation of or option for any of the terms and conditions set forth in this Sixth Amendment, and this Sixth Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Sixth Amendment to Tenant.

11.

Miscellaneous. Tenant and Landlord each warrants and represents that it has dealt with no broker in connection with the consummation of this Sixth Amendment other than CBRE (the “Broker”). Tenant and Landlord each agrees to defend, indemnify and save the other harmless from and against any Claims arising in breach of its representation and warranty set forth in the immediately preceding sentence. Landlord shall be solely responsible for the payment of any brokerage commissions to Broker. This Sixth Amendment is binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns. This Sixth Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions, and may not be amended, waived, discharged or terminated except by a written instrument signed by all the parties hereto. This Sixth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts taken together shall constitute one and the same instrument. This Sixth Amendment may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

Exhibit 10.2

[signatures on following page]

Exhibit 10.2

[SIGNATURE PAGE TO SIXTH AMENDMENT TO LEASE

BY AND BETWEEN LS KING HARTWELL INNOVATION CAMPUS, LLC AND T2 BIOSYSTEMS, INC.]

EXECUTED under seal as of the Execution Date first set forth above.

LANDLORD:

LS KING HARTWELL INNOVATION CAMPUS,

LLC, a Delaware limited liability company

By:	King Jeter LLC, a Massachusetts limited liability company, its Manager

By:King Street Properties Investments LLC,

a Massachusetts limited liability company, its Manager

By: /s/ Thomas Ragno Name: Thomas Ragno Title: Manager

TENANT:

T2 BIOSYSTEMS, INC.,

a Delaware corporation

By:/s/ Alec Barclay

Name: Alec Barclay Title:   Chief Operations Officer

Exhibit 10.2

Exhibit A

Form of Replacement Letter of Credit [See attached]

[Exhibit A - Sixth Amendment to Lease]

Exhibit 10.2

L/C DRAFT LANGUAGE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER

ISSUE DATE:

ISSUING BANK:

SILICON VALLEY BANK 3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210 SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

LS KING HARTWELL INNOVATION CAMPUS, LLC C/O KING STREET PROPERTIES

800 BOYLSTON STREET, SUITE 1570

BOSTON, MA 02199

APPLICANT:

T2 BIOSYSTEMS, INC.

AMOUNT: USD [BLANK}

EXPIRATION DATE: , 2020 (ONE YEAR FROM ISSUANCE) PLACE OF EXPIRATION: ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "A".

WE ARE INFORMED BY APPLICANT THAT THIS STANDBY LETTER OF CREDIT IS ISSUED TO SERVE AS THE SECURITY DEPOSIT FOR A CERTAIN LEASE BY AND BETWEEN LS KING HARTWELL INNOVATION CAMPUS, LLC , AS LANDLORD, AND T2 BIOSYSTEMS, INC., AS TENANT, WITH RESPECT TO CERTAIN PREMISES LOCATED AT 101 HARTWELL AVENUE, LEXINGTON, MA 0241.

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIX (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY HAND DELIVERY, OR OVERNIGHT COURIER, OR BY CERTIFIED MAIL,WITH A COPY TO GOULSTON & STORRS, 400 ATLANTIC AVENUE, BOSTON, MA 02110, ATTENTION: JEAN BOWE AND TO THE APPLICANT, THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND NOVEMBER 30th, 2025 WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.  IN THE EVENT THAT THIS LETTER OF CREDIT IS NOT EXTENDED FOR AN ADDITIONAL PERIOD AS PROVIDED ABOVE, BENEFICIARY MAY DRAW THE THEN AMOUNT AVAILABLE HEREUNDER.

Exhibit 10.2

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS TRANSFERABLE UPON BENEFICIARY'S REQUEST, BY THE ISSUING BANK ONE OR MORE TIMES BUT IN EACH INSTANCE TO A SINGLE

BENEFICIARY AND ONLY IN ITS ENTIRETY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE ASSUMING SUCH TRANSFER TO SUCH

TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATIONS, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF

TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR LETTER OF TRANSFER

DOCUMENTATION (IN THE FORM OF EXHIBIT "B" ATTACHED HERETO) AND OUR

TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM $250.00) IS FOR THE ACCOUNT OF APPLICANT. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE-SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE ORIGINAL LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL LETTER OF CREDIT TO THE TRANSFEREE.

IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. SVBSF IS LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A "CERTIFIED TRUE COPY" OF THIS STANDBY LETTER OF CREDIT NO. SVBSF UPON OUR RECEIPT OF YOUR INDEMNITY LETTER TO SILICON VALLEY BANK WHICH WILL BE SENT TO YOU UPON OUR RECEIPT OF YOUR WRITTEN REQUEST THAT THIS STANDBY LETTER OF CREDIT NO.SVBSF IS LOST, STOLEN, OR DESTROYED. IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT NO. SVBSF IS MUTILATED, WE WILL ISSUE YOU A REPLACEMENT STANDBY LETTER OF CREDIT WITH THE SAME NUMBER, DATE AND TERMS AS THE ORIGINAL UPON OUR RECEIPT OF THE MUTILATED STANDBY LETTER OF CREDIT.

THIS LETTER OF CREDIT MAY ALSO BE CANCELED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY SILICON VALLEY BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS (IF ANY) FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY THE BENEFICIARY STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE APPROPRIATE DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE

TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST. IN CASE DEMAND FOR PAYMENT HEREUNDER IS PRESENTED BY FACSIMILE TRANSMISSION, PRESENTATION OF THE ORIGINAL OF SUCH DEMAND FOR PAYMENT IS NOT REQUIRED.

WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT

Exhibit 10.2

REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES ISP98, INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590 ("ISP98").

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT: AT 408- , ALWAYS QUOTING OUR LETTER OF CREDIT NO.SVBSF .

SILICON VALLEY BANK

   [BANK USE] [BANK USE]

AUTHORIZED SIGNATUREAUTHORIZED SIGNATURE

Exhibit 10.2

...............................................................

Authorized Signature

(BENEFICIARY'S NAME)

TO: SILICON VALLEY BANK 3003 TASMAN DRIVE SANTA CLARA, CA 95054

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF US$ US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. DATED

REF. NO.

DATE:

EXHIBIT A

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.
2.	REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.
3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
4.	US$: AMOUNT OF DRAWING IN FIGURES.
5.	USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.	BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU HAVE QUESTIONS RELATED TO THIS STANDBY LETTER OF CREDIT PLEASE CONTACT US AT .

Exhibit 10.2

EXHIBIT B TRANSFER FORM

DATE:

TO: SILICON VALLEY BANK

3003 TASMAN DRIVERE: IRREVOCABLE STANDBY LETTER OF CREDIT

SANTA CLARA, CA 95054NO. ISSUED BY ATTN:INTERNATIONAL DIVISION.SILICON VALLEY BANK, SANTA CLARA STANDBY LETTERS OF CREDITL/C AMOUNT:

LADIES AND GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(Name of Bank) (Address of Bank) (City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature) (Telephone number)

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(NAME AND TITLE)